UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 17, 2008

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

                           Delaware 0-27072 52-0845822
               (state or other juris- (Commission (I.R.S. Employer
           diction of incorporation) File Number) (Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         On September 17, 2008, our Board of Directors, in accordance with its prior practice, approved the issuance of replacement of certain options that expired unexercised in June, August and September 2008. The new options are exercisable over a 10 year period, for an aggregate of 1,477,000 shares with exercise prices from $2.20 to $6.00 per share, the same as the exercise prices for the expired options. These exercise prices are well above the closing price of our common stock ($.52) on September 17, 2008. The replacement options included the following to officers and directors:

                                                          Per Share
Name                  Position          No. of Options    Exercise Price

W. Carter             CEO & Chairman    1,450,000         $2.20
W. Mitchell           Director             12,000         $6.00
C. Smith              VP-Manufacturing      5,000         $4.00


                                                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEMISPHERX BIOPHARMA, INC.


September 23, 2008                By:      /s/ William A.  Carter
                                           ---------------------------
                                           William A. Carter M.D.,
                                           Chief Executive Officer